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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported) April 16, 2002


                         FIRST SOUTHERN BANCSHARES, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                      0-25478                63-1133624
           --------                     ---------              ----------
(State or other Jurisdiction of        (Commission            (IRS Employer
incorporation or organization)         File Number)          Identification No.)


                 102 South Court Street, Florence, Alabama 35630
                 -----------------------------------------------
                    (Address of principal executive offices)


                                 (256) 764-7131
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)







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ITEMS 1, 2, 3, 4, 6, 8 AND 9.       NOT APPLICABLE.

ITEM 5.  OTHER EVENTS.
         ------------

          On April 16, 2002, First Southern Bancshares, Inc. (the "Company"), the holding company for First Southern Bank (the "Bank"), received a Nasdaq Staff Determination that its common stock is subject to delisting from The Nasdaq National Market effective at the opening of business on April 24, 2002. A copy of the Company's press release, dated April 17, 2002, reporting this event is attached as Exhibit 99 and incorporated herein by reference.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.
-------           ---------------------------------

         (a)      Financial Statements of Businesses Acquired:  Not applicable

         (b)      Pro Forma Financial Information:  Not applicable

         (c)      Exhibits

                  Number             Description
                  ------             -----------

                  99                 Press Release Dated April 17, 2002







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FIRST SOUTHERN BANCSHARES, INC.


Dated:  April 17, 2002              By: /s/B. Jack Johnson
                                        -------------------------------------
                                        B. Jack Johnson
                                        President and Chief Executive Officer








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